                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  JUNE 30, 1997



                            STERLING SOFTWARE, INC.
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE              1-8465                   75-1873956
              (State of           (Commission              (IRS Employer
           Incorporation)         File Number)           Identification No.)


       300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS            75201
         (Address of Principal Executive Offices)             (Zip Code)


      Registrant's telephone number, including area code:  (214) 981-1000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1997 (the "Closing Date"), Sterling Software, Inc. (the "Company") and certain of its subsidiaries completed the acquisition (the "Acquisition") of certain assets (including the capital stock of certain foreign subsidiaries) of Texas Instruments Incorporated ("Texas Instruments") pursuant to an Asset Purchase Agreement, dated April 18, 1997 (the "Asset Purchase Agreement"), as amended pursuant to Amendment Nos. 1 and 2 thereto (the "Amendments"). Such assets constitute substantially all of the assets formerly used by Texas Instruments' Software Division in connection with its business of developing, marketing, licensing, supporting and maintaining applications development software and providing related consulting services. The cash purchase price paid for such assets was approximately $165.0 million, which was funded from the Company's existing cash balances, together with the assumption of certain liabilities.

     The purchase price and other terms of the Acquisition were determined by arm's-length negotiations among the parties. The terms of the Acquisition are set forth in the Asset Purchase Agreement and the Amendments, copies of which are filed as Exhibits 2.1 and 2.2, respectively, hereto and incorporated herein by this reference. In addition, the Company's press release announcing the completion of the Acquisition is filed as Exhibit 99.1 hereto and incorporated herein by this reference.

     The Company expects to incur costs directly associated with the Acquisition of approximately $45.0 million to $55.0 million, which will be accounted for as additional purchase price. The resulting aggregate purchase price of approximately $210.0 million to $220.0 million will be allocated to the net assets acquired and purchased research and development costs, with the remainder recorded as goodwill. The Company expects that approximately $100.0 million to $120.0 million of the aggregate purchase price will be allocated to purchased research and development costs, which will be charged to expense in the third fiscal quarter of 1997 in accordance with purchase accounting guidelines.

     The Company's results of operation for the third fiscal quarter of 1997 are also expected to include a charge of approximately $75.0 million to $90.0 million related to the reorganization of the Company's operations in connection with the Acquisition and the termination of the Company's International Distributor Agreement with Sterling Commerce, Inc. ("Sterling Commerce") as more fully described in Item 5 of this Report. Such costs include the elimination of duplicate facilities and employee terminations, as well as the write-down of certain software and goodwill.

     The statements contained in the two prior paragraphs are forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks and uncertainties, including uncertainties relating to the Company's estimates of the amounts of costs and expenses that will ultimately be incurred in connection with the Acquisition, the Sterling Commerce transaction and related reorganization activities and to assumptions and judgments made in applying generally accepted accounting principles thereto. Actual results may vary significantly from those contemplated herein.

ITEM 5.  OTHER EVENTS.

     Pursuant to a Termination Agreement, dated June 30, 1997 (the "Termination Agreement"), by and between Sterling Software International, Inc. ("Sterling International"), a subsidiary of the Company, and Sterling Commerce B.V. ("SCBV"), a subsidiary of Sterling Commerce, the Company terminated the International Distributor Agreement, dated March 4, 1996, by and between Sterling International and SCBV (as successor by assignment to Sterling Commerce International, Inc.), as amended (the "Distributor Agreement"). Contemporaneously with the termination of the Distributor Agreement, Sterling International and its subsidiaries sold to SCBV and its subsidiaries certain of the assets formerly used by Sterling International and its subsidiaries in connection with the marketing, licensing, installation, maintenance and support of certain Sterling Commerce products outside the United States and Canada pursuant to the Distributor Agreement. In addition, Sterling International and SCBV entered into certain short-term transitional arrangements relating to facilities sharing and administrative and other services.

     In consideration of the termination of the Distributor Agreement and the sale of assets described above, SCBV and its subsidiaries (i) paid to Sterling International and its subsidiaries approximately $5.2 million on June 30, 1997,
(ii) are obligated to pay to Sterling International and its subsidiaries an amount equal to the net book value of the acquired assets, including accounts receivable, and (iii) assumed certain liabilities of Sterling International and its subsidiaries.

     The terms of the transactions and arrangements described above are set forth in the Termination Agreement, a copy of which is filed as Exhibit 2.3 hereto and incorporated herein by this reference. In addition, the Company's press release announcing such transactions and arrangements is filed as Exhibit
99.2 hereto and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired. Financial statements for the business acquired pursuant to the Acquisition described in Item 2 of this Report will be filed by an amendment hereto no later than August 14, 1997.

     (b) Pro Forma Financial Information. Pro forma financial information giving effect to the Acquisition described in Item 2 of this Report will be filed by an amendment hereto no later than August 14, 1997.

     (c)  Exhibits:

          Exhibit
          Number    Exhibit
          ------    -------

           2.1 Asset Purchase Agreement, dated April 18, 1997, by and between Texas Instruments Incorporated and Sterling Software, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997)

           2.2 Amendment No. 1 to Asset Purchase Agreement, dated June 19, 1997, and Amendment No. 2 to Asset Purchase Agreement, dated June 28, 1997

           2.3 Termination Agreement, dated June 30, 1997, by and between Sterling Software International, Inc. and Sterling Commerce B.V.

          99.1 Press release, dated July 1, 1997, issued by Sterling Software, Inc.

          99.2 Press release, dated July 1, 1997, issued by Sterling Software, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              STERLING SOFTWARE, INC.



                              By:  /s/  Don J. McDermett, Jr.
                                 ----------------------------
                                 Don J. McDermett, Jr.
                                 Senior Vice President and
                                 General Counsel

Dated:  July 1, 1997

                               INDEX TO EXHIBITS
                               -----------------

     EXHIBIT
     NUMBER    EXHIBIT
     -------   -------
      2.1      Asset Purchase Agreement, dated April 18, 1997, by and between
               Texas Instruments Incorporated and Sterling Software, Inc.
               (incorporated by reference to Exhibit 2.1 to the Company's
               Quarterly Report on Form 10-Q for the quarter ended March 31,
               1997)

      2.2 Amendment No. 1 to Asset Purchase Agreement, dated June 19, 1997, and Amendment No. 2 to Asset Purchase Agreement, dated June 28, 1997

      2.3 Termination Agreement, dated June 30, 1997, by and between Sterling Software International, Inc. and Sterling Commerce B.V.

     99.1      Press release, dated July 1, 1997, issued by Sterling Software,
               Inc.

     99.2      Press release, dated July 1, 1997, issued by Sterling Software,
               Inc.

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